EXHIBIT 24.1

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date:  February 8, 2000        By:  /s/ Gordon M. Bethune
                               Print Name:  Gordon M. Bethune

                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date:  February 8, 2000        By:  /s/ Thomas J. Barrack, Jr.
                               Print Name:  Thomas J. Barrack, Jr.

                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date:  February 8, 2000        By:  /s/ David Bonderman
                               Print Name:  David Bonderman

                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date:  February 8, 2000        By:  /s/ Gregory D. Brenneman
                               Print Name:  Gregory D. Brenneman

                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date:  February 8, 2000        By:  /s/ Kirbyjon Caldwell
                               Print Name:  Kirbyjon Caldwell

                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date:  February 8, 2000        By:  /s/ Patrick Foley
                               Print Name:  Patrick Foley

                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date:  February 8, 2000        By:  /s/ Douglas McCorkindale
                               Print Name:  Douglas McCorkindale

                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date:  February 8, 2000        By:  /s/ George G. C. Parker
                               Print Name:  George G. C. Parker

                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date:  February 8, 2000        By:  /s/ Richard W. Pogue
                               Print Name:  Richard W. Pogue

                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date:  February 8, 2000        By:  /s/ William S. Price III
                               Print Name:  William S. Price III

                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date:  February 8, 2000        By:  /s/ Donald L. Sturm
                               Print Name:  Donald L. Sturm

                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date:  February 8, 2000        By:  /s/ Karen Hastie Williams
                               Print Name:  Karen Hastie Williams

                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date:  February 8, 2000        By:  /s/ Charles A. Yamarone
                               Print Name:  Charles A. Yamarone